UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2021
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On March 10, 2021, Old National Bancorp (the “Company”) entered into employment agreements with each of its named executive officers, James C. Ryan, III; James A. Sandgren; Brendon B. Falconer; Jeffrey L. Knight; and Kendra L. Vanzo. The new agreements are on substantially the same terms and conditions as the prior employment agreements, which are replaced and superseded by the new agreements.

The employment agreements are effective as of March 10, 2021 and continue until December 31, 2021. Each agreement automatically renews for successive one (1) year terms, unless earlier terminated in accordance with the agreement. Each employment agreement entitles the executive to receive a base salary and incentive compensation. Additionally, each executive is also eligible to participate in such other employee benefit offered to the employees of the Company, subject to the terms and conditions of the applicable benefit plan.
As more specifically set forth in each employment agreement, each executive is entitled to certain severance benefits in the event of a change in control of the Company or if the executive is terminated for a reason other than “Cause”. Each employment agreement contains restrictive covenants that prohibit the executive from competing with the Company or soliciting the Company’s employee following the termination of the executive’s employment.
A form of the employment agreement entered into with each executive referenced above is attached hereto as exhibit 10.1 and incorporated herein by reference.
The foregoing description of the employment agreements and the attached form are qualified in their entirety by reference to the full text of those agreements, copies of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1         Form of Employment Agreement.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2021

OLD NATIONAL BANCORP

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President
Chief Legal Counsel and Corporate Secretary

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